SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 23, 2004
Date of earliest event reported: February 20, 2004

ADVANCED FIBRE COMMUNICATIONS, INC.

A Delaware	Commission File	I.R.S. Employer
Corporation	Number: 0-28734	Identification No.
68-0277743

1465 North McDowell Boulevard
Petaluma, California 94954

Telephone: (707) 794-7700

Item 5. Other Events and Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 5. Other Events and Regulation FD Disclosure

On February 20, 2004, Advanced Fibre Communications, Inc. completed the acquisition of North American Access, a business unit of Marconi Communications, Inc., a subsidiary of Marconi Corporation, plc. On February 23, 2004, we issued a press release announcing the completion of the acquisition. The press release is attached hereto as Exhibit 99.1.

Exhibit No.	Description

99.1	Press release dated February 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED FIBRE COMMUNICATIONS, INC.

Date: February 23, 2004	By:	/s/ Keith E. Pratt

	Name:	Keith E. Pratt
	Title:	Chief Financial Officer,
Senior Vice President, Finance and Administration
And Assistant Secretary
(Duly Authorized Signatory and
Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 23, 2004.

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